Exhibit 4.10

Execution Version

2024 NOTES SUPPLEMENTAL INDENTURE NO. 3

This 2024 NOTES SUPPLEMENTAL INDENTURE NO. 3, dated as of September 7, 2016 (this “Effective Date Guarantor Supplemental Indenture”), by and among Dell International L.L.C., a Delaware limited liability company (“Dell International”), EMC Corporation, a Massachusetts corporation (“EMC” and together with Dell International, the “Issuers”), Dell Technologies Inc. (f/k/a Denali Holding Inc.), a Delaware corporation (“Dell Technologies”), Denali Intermediate Inc., a Delaware corporation (“Denali Intermediate”), Dell Inc., a Delaware corporation (“Dell”), the other parties that are signatories hereto as Guarantors (collectively, the “Guaranteeing Subsidiaries” and each a “Guaranteeing Subsidiary”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, each of Diamond 1 Finance Corporation, a Delaware corporation (“Finco 1”), Diamond 2 Finance Corporation, a Delaware corporation (“Finco 2” and together with Finco 1, the “Fincos”), and the Trustee has heretofore executed and delivered an indenture, dated as of June 22, 2016 (the “Base Indenture”), as supplemented by the 2024 Notes Supplemental Indenture No. 1, dated as of June 22, 2016, among the Fincos and the Trustee, as further supplemented by the First Supplemental Indenture, dated as of September 6, 2016, among the Fincos and the Trustee (together with the Base Indenture, the “Initial Indenture” and the Initial Indenture, together with the 2024 Notes Supplemental Indenture No. 2, dated as of the date hereof, and this Effective Date Guarantor Supplemental Indenture, and as further amended and supplemented, the “Indenture”) providing for the issuance of $1,625,000,000 aggregate principal amount of 7.125% Senior Notes due 2024 (the “2024 Notes”);

WHEREAS, the Initial Indenture permits the EMC Transactions (including, without limitation, the Mergers), provided that after the consummation of the Mergers, (x) Dell International and EMC, shall execute and deliver to the Trustee a supplemental indenture pursuant to which Dell International expressly assumes all the obligations of Finco 1 and EMC expressly assumes all the obligations of Finco 2 under the Initial Indenture and the Initial Notes and (y) Dell Technologies, Denali Intermediate, Dell and the Guaranteeing Subsidiaries (collectively, the “Effective Date Guarantors”) shall execute and deliver to the Trustee a supplemental indenture pursuant to which each of the Effective Date Guarantors shall unconditionally guarantee, on a joint and several basis, all of the Issuers’ Obligations under the Initial Indenture and the Initial Notes;

WHEREAS, as of the date hereof, each of Dell International, EMC and the Trustee has executed and delivered the Effective Date Issuers Supplemental Indentures pursuant to which Dell International assumes all the obligations of Finco 1 and EMC assumes all the obligations of Finco 2 under the Initial Indenture and the Initial Notes; and

WHEREAS, pursuant to Section 9.01 of the Initial Indenture, each of the Issuers, the Effective Date Guarantors and the Trustee is authorized to execute and deliver this Effective Date Guarantor Supplemental Indenture to amend or supplement the Initial Indenture without the consent of any Holder of any series of Notes.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each of the Issuers, the Effective Date Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the 2024 Notes as follows:

(1) Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Initial Indenture.

(2) Agreement to Guarantee. Each Effective Date Guarantor hereby agrees to be a Guarantor under the Initial Indenture and to be bound by the terms of the Initial Indenture applicable to a Guarantor, including Article 10 thereof.

(4) Execution and Delivery. Each Effective Date Guarantor agrees that the Note Guarantee shall remain in full force and effect notwithstanding the absence of the endorsement of any notation of such Note Guarantee on the 2024 Notes.

(5) Governing Law. THIS EFFECTIVE DATE GUARANTOR SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(6) Counterparts. The parties may sign any number of copies of this Effective Date Guarantor Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

(7) Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

(8) The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Effective Date Guarantor Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by Dell Technologies, Denali Intermediate, Dell and the Guaranteeing Subsidiaries.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties hereto have caused this Effective Date Guarantor Supplemental Indenture to be duly executed as of the date first above written.

ISSUERS:

DELL INTERNATIONAL L.L.C.

By:	/s/ Janet B. Wright
	Name:	Janet B. Wright
	Title:	Vice President and Assistant Secretary

EMC CORPORATION

By:	/s/ Janet B. Wright
	Name:	Janet B. Wright
	Title:	Senior Vice President and Assistant Secretary

GUARANTORS:

DELL TECHNOLOGIES INC.

By:	/s/ Janet B. Wright
	Name:	Janet B. Wright
	Title:	Vice President and Assistant Secretary

DENALI INTERMEDIATE INC.

By:	/s/ Janet B. Wright
	Name:	Janet B. Wright
	Title:	Vice President and Assistant Secretary

DELL INC.

By:	/s/ Janet B. Wright
	Name:	Janet B. Wright
	Title:	Vice President and Assistant Secretary

[Signature page to Guarantor Supplemental Indenture No. 3 (2024 Senior Notes)]

AELITA SOFTWARE CORPORATION
ASAP SOFTWARE EXPRESS, INC.
AVENTAIL LLC
BAKBONE SOFTWARE INC.
CREDANT TECHNOLOGIES INTERNATIONAL, INC.
CREDANT TECHNOLOGIES, INC.
DELL AMERICA LATINA CORP.
DELL COLOMBIA INC.
DELL COMPUTER HOLDINGS L.P.
DELL DFS CORPORATION
DELL FEDERAL SYSTEMS CORPORATION
DELL FEDERAL SYSTEMS GP L.L.C.
DELL FEDERAL SYSTEMS L.P.
DELL FEDERAL SYSTEMS LP L.L.C.
DELL GLOBAL HOLDINGS L.L.C.
DELL MARKETING CORPORATION
DELL MARKETING GP L.L.C.
DELL MARKETING L.P.
DELL MARKETING LP L.L.C.
DELL PRODUCTS CORPORATION
DELL PRODUCTS GP L.L.C.
DELL PRODUCTS L.P.
DELL PRODUCTS LP L.L.C.
DELL RECEIVABLES CORPORATION
DELL RECEIVABLES GP L.L.C.
DELL RECEIVABLES L.P.
DELL RECEIVABLES LP L.L.C.
DELL REVOLVER FUNDING L.L.C.
DELL SOFTWARE INC.
DELL SYSTEMS CORPORATION
DELL USA CORPORATION
DELL USA GP L.L.C.
DELL USA L.P.
DELL USA LP L.L.C.

By:	/s/ Janet B. Wright
Name:	Janet B. Wright
Title:	Vice President and Assistant Secretary

[Signature page to Guarantor Supplemental Indenture No. 3 (2024 Senior Notes)]

DELL WORLD TRADE CORPORATION
DELL WORLD TRADE GP L.L.C.
DELL WORLD TRADE L.P.
DELL WORLD TRADE LP L.L.C.
DENALI FINANCE CORP.
ENSTRATIUS, INC.
FORCE10 NETWORKS GLOBAL, INC.
FORCE10 NETWORKS INTERNATIONAL, INC.
FORCE10 NETWORKS, INC.
LICENSE TECHNOLOGIES GROUP, INC.
PRSM CORPORATION
PSC GP CORPORATION
PSC HEALTHCARE SOFTWARE, INC.
PSC LP CORPORATION
PSC MANAGEMENT LIMITED PARTNERSHIP
QUEST HOLDING COMPANY, LLC
QUEST SOFTWARE PUBLIC SECTOR, INC.
SCRIPTLOGIC CORPORATION
STATSOFT, INC.
STATSOFT HOLDINGS, INC.
WYSE TECHNOLOGY L.L.C.

By:	/s/ Janet B. Wright
Name:	Janet B. Wright
Title:	Vice President and Assistant Secretary

[Signature page to Guarantor Supplemental Indenture No. 3 (2024 Senior Notes)]

CONFIGURESOFT INTERNATIONAL HOLDINGS, INC.
DATA GENERAL INTERNATIONAL, INC.
EMC INVESTMENT CORPORATION
EMC PUERTO RICO, INC.
EVOLUTIONARY CORPORATION
IOMEGA LATIN AMERICA, INC.
MOZY, INC.
WOODLAND STREET PARTNERS, INC.

By:	/s/ Janet B. Wright
Name:	Janet B. Wright
Title:	Senior Vice President and Assistant Secretary

[Signature page to Guarantor Supplemental Indenture No. 3 (2024 Senior Notes)]

DCC EXECUTIVE SECURITY INC.
DELL PRODUCT AND PROCESS INNOVATION SERVICES CORP.
DELL PROTECTIVE SERVICES INC.

By:	/s/ Janet B. Wright
Name:	Janet B. Wright
Title:	Vice President and Secretary

[Signature page to Guarantor Supplemental Indenture No. 3 (2024 Senior Notes)]

DELL REVOLVER COMPANY L.P.

By:	DELL REVOLVER GP L.L.C., its General Partner

By:	/s/ Janet B. Wright
Name:	Janet B. Wright
Title:	Vice President and Secretary

[Signature page to Guarantor Supplemental Indenture No. 3 (2024 Senior Notes)]

DELL REVOLVER GP L.L.C.

By:	/s/ Janet B. Wright
Name:	Janet B. Wright
Title:	Vice President and Assistant Secretary

[Signature page to Guarantor Supplemental Indenture No. 3 (2024 Senior Notes)]

900 WEST PARK DRIVE LLC
EMC CLOUD SERVICES LLC
EMC SOUTH STREET INVESTMENTS LLC
FLANDERS ROAD HOLDINGS LLC
IOMEGA LLC
IWAVE SOFTWARE, LLC
MAGINATICS LLC
NBT INVESTMENT PARTNERS LLC
NEWFOUND INVESTMENT PARTNERS LLC
SCALEIO LLC

By:	EMC CORPORATION, its Member

By:	/s/ Janet B. Wright
	Name:	Janet B. Wright
	Title:	Senior Vice President and Assistant Secretary

[Signature page to Guarantor Supplemental Indenture No. 3 (2024 Senior Notes)]

SPANNING CLOUD APPS LLC

By:	MOZY, INC., its Member

By:	/s/ Janet B. Wright
	Name:	Janet B. Wright
	Title:	Senior Vice President and Assistant Secretary

[Signature page to Guarantor Supplemental Indenture No. 3 (2024 Senior Notes)]

EMC IP HOLDING COMPANY LLC

By:	DENALI INTERMEDIATE INC., its Member

By:	/s/ Janet B. Wright
	Name:	Janet B. Wright
	Title:	Vice President and Assistant Secretary

[Signature page to Guarantor Supplemental Indenture No. 3 (2024 Senior Notes)]

DELL FINANCIAL SERVICES L.L.C.

By:	/s/ Tyler Johnson
Name:	Tyler Johnson
Title:	Vice President and Treasurer

[Signature page to Guarantor Supplemental Indenture No. 3 (2024 Senior Notes)]

DELL SERVICES FEDERAL GOVERNMENT, INC.
DELL SYSTEMS COMMUNICATIONS SERVICES, INC.

By:	/s/ George C. Newstrom
Name:	George C. Newstrom
Title:	President

[Signature page to Guarantor Supplemental Indenture No. 3 (2024 Senior Notes)]

TRANSACTION APPLICATIONS GROUP, INC.

By:	/s/ Rohit Puri
Name:	Rohit Puri
Title:	President

[Signature page to Guarantor Supplemental Indenture No. 3 (2024 Senior Notes)]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Teresa Petta
	Name:	Teresa Petta
	Title:	Vice President

[Signature page to Guarantor Supplemental Indenture No. 3 (2024 Senior Notes)]